EXHIBIT 10.2

EXECUTION VERSION

FIRST SUPPLEMENTAL INDENTURE

First Supplemental Indenture, dated as of June 11, 2015 (this “First Supplemental Indenture”), among TerraForm Power Operating, LLC, a Delaware limited liability company (the “Issuer”), the Guarantors (as defined in the Indenture referred to herein) and U.S. Bank National Association, as trustee (the “Trustee”).

W I T N E S S E T H:

WHEREAS, the Issuer and the Guarantors have heretofore executed and delivered to the Trustee an indenture, dated as of January 28, 2015 (the “Indenture”), that governs the Issuer’s existing outstanding $800,000,000 aggregate principal amount of 5.875% Senior Notes due 2023 (the “Initial Notes”);

WHEREAS, the Indenture provides that the Issuer may, subject to its compliance with Section 2.02 and Section 4.09 of the Indenture, issue Additional Notes as part of the same series as the Initial Notes;

WHEREAS, Section 9.01(4) of the Indenture provides that the Indenture may be amended or supplemented without the consent of any Holder to make any change that would provide any additional rights or benefits to the Holders or that does not adversely affect the legal rights thereunder of any Holder;

WHEREAS, Section 9.01(8) of the Indenture provides that the Indenture may be amended or supplemented without the consent of any Holder to provide for the issuance of Additional Notes in accordance with the limitations set forth in the Indenture;

WHEREAS, the execution and delivery of this First Supplemental Indenture has been duly authorized and all conditions and requirements necessary to make this First Supplemental Indenture a valid and binding agreement of the Issuer and the Guarantors have been duly performed and complied with;

WHEREAS, pursuant to Section 9.05 and Section 12.02 of the Indenture, the Issuer has delivered an Officer’s Certificate and an Opinion of Counsel to the Trustee stating, in the opinion of the respective signers, that all conditions precedent and covenants, if any, provided for in the Indenture relating to the authentication and delivery of the Additional Notes and the execution of this First Supplemental Indenture have been satisfied, and that the execution of this First Supplemental Indenture is authorized by the Indenture;

WHEREAS, all actions necessary (i) to make the Additional Notes, when executed by the Issuer and the Guarantors and authenticated and delivered by the Trustee and issued upon the terms and subject to the conditions set forth herein and in the Indenture against payment therefor, the valid, binding and legal obligations of the Issuer and the Guarantors and (ii) to make this First Supplemental Indenture a valid, binding and legal agreement of the Issuer and the Guarantors, have been done;

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WHEREAS, the Issuer and the Guarantors, pursuant to the foregoing authority, propose in and by this First Supplemental Indenture to issue the Additional Notes and to amend the Indenture, and request that the Trustee join in the execution of this First Supplemental Indenture; and

WHEREAS, pursuant to Section 2.02 and 9.05 of the Indenture, the Trustee is authorized to execute and deliver this First Supplemental Indenture and to authenticate and deliver the Additional Notes.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuer, the Guarantors and the Trustee mutually covenant and agree for the benefit of each other and the equal and ratable benefit of the Holders of the Initial Notes as follows:

1.            Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2.            New Notes. Pursuant to the terms of the Indenture, the Issuer hereby creates and issues $150,000,000 in aggregate principal amount of 5.875% Senior Notes due 2023 (the “New Notes”) as Additional Notes under the Indenture. The New Notes will be consolidated with and form a single class with the Initial Notes, to which the New Notes are identical in all terms and conditions except as to the date of issue. The first interest payment date of the New Notes will be August 1, 2015. The New Notes will, when issued, be considered Notes issued pursuant to the Indenture for all purposes thereunder and will be subject to and take benefit of all the terms, conditions and provisions of the Indenture.

3.            Authentication of New Notes. The Trustee shall, pursuant to an authentication order delivered in accordance with Section 2.02 of the Indenture, authenticate the New Notes.

4.            Amendment to the Indenture. Effective on and after the date hereof, clause (2)(a)(x) of the definition of “Applicable Redemption Premium” in the Indenture is hereby amended and replaced in its entirety with the following:

“(x) 104.406% of the aggregate principal amount of such Note to be redeemed plus”.

This amendment to the Indenture described in this Section 4 will automatically be operative to amend the Indenture on the date hereof.

5.            Agreement to Guarantee. The Guarantors hereby agree and acknowledge that they are providing an unconditional Guarantee of the New Notes on the terms and subject to the conditions set forth in the Note Guarantees and in the Indenture including but not limited to Article 10 thereof.

6.            Ratification of Indenture; Supplemental Indenture Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This First Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

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7.            No Personal Liability of Directors, Officers, Employees and Stockholders. No director, officer, employee, incorporator, stockholder, member or unitholder of the Issuer or any Guarantor, as such, will have any liability for any obligations of the Issuer or the Guarantors under the Notes, this First Supplemental Indenture, the Indenture, the Note Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. The waiver may not be effective to waive liabilities under the federal securities laws.

8.            Severability. In case any provision in this First Supplemental Indenture, the Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

9.            Governing Law; Waiver of Trial by Jury. THIS FIRST SUPPLEMENTAL INDENTURE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TOT HE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. EACH OF THE ISSUER, THE GUARANTORS, THE TRUSTEE AND THE HOLDERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS FIRST SUPPLEMENTAL INDENTURE, THE INDENTURE, THE NOTES, THE NOTE GUARANTEES OR THE TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

10.           No Adverse Interpretation of Other Agreements. This First Supplemental Indenture and the Indenture may not be used to interpret any other indenture, loan or debt agreement of the Issuer or its Subsidiaries or any other Person. Any such indenture, loan or debt agreement may not be used to interpret this First Supplemental Indenture or the Indenture.

11.           Counterparts. The parties hereto may sign any number of copies of this First Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

12.           Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

13.           The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this First Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Issuer and the Guarantors. This First Supplemental Indenture is executed and accepted by the Trustee subject to all the terms and conditions set forth in the Indenture with the same force and effect as if those terms and conditions were repeated at length herein and made applicable to the Trustee with respect hereto. In entering into this First Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct or affecting the liability or affording protection to the Trustee, whether or not elsewhere herein so provided.

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14.           Successors. This First Supplemental Indenture shall be binding on the Issuer, the Guarantors, the Trustee and the Holders and their respective successors and assigns, and shall inure to the benefit of the such parties and their respective successors and assigns.

[Remainder of Page Intentionally Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, all as of the date first above written.

ISSUER:

TERRAFORM POWER OPERATING, LLC

By: TERRAFORM POWER, LLC,
Its Sole Member and Sole Manager

By /s/Alejandro Hernandez
Name: Alejandro Hernandez
Title: Executive Vice President and Chief Financial Officer

TERRAFORM POWER, LLC

By /s/Alejandro Hernandez
Name: Alejandro Hernandez
Title: Executive Vice President and Chief Financial Officer

[TERP - Signature Page to First Supplemental Indenture]

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GUARANTORS:

SUNEDISON CANADA YIELDCO, LLC
SUNEDISON YIELDCO CHILE HOLDCO, LLC
SUNEDISON YIELDCO ACQ1, LLC
SUNEDISON YIELDCO DG–VIII HOLDINGS, LLC
SUNEDISON YIELDCO UK HOLDCO 3, LLC
SUNEDISON YIELDCO UK HOLDCO 4, LLC
SUNEDISON YIELDCO UK HOLDCO 2, LLC
SUNEDISON YIELDCO DG HOLDINGS, LLC
SUNEDISON YIELDCO NELLIS HOLDCO, LLC
SUNEDISON YIELDCO REGULUS HOLDINGS, LLC
SUNEDISON YIELDCO ACQ2, LLC
SUNEDISON YIELDCO ACQ3, LLC
SUNEDISON YIELDCO ACQ9, LLC
SUNEDISON YIELDCO ACQ4, LLC
SUNEDISON YIELDCO ACQ5, LLC
SUNEDISON YIELDCO, ENFINITY HOLDINGS, LLC
SUNEDISON YIELDCO, DGS HOLDINGS, LLC
SUNEDISON YIELDCO ACQ7, LLC
SUNEDISON YIELDCO ACQ8, LLC
SUNEDISON YIELDCO ACQ6, LLC
TERRAFORM POWER IVS I HOLDINGS, LLC
TERRAFORM LPT ACQ HOLDINGS, LLC
TERRAFORM SOLAR HOLDINGS, LLC
TERRAFORM CD ACQ HOLDINGS, LLC
TERRAFORM UK1 ACQ HOLDINGS, LLC
TERRAFORM REC ACQ HOLDINGS, LLC
TERRAFORM SOLAR XVII ACQ HOLDINGS, LLC
TERRAFORM FIRST WIND ACQ, LLC

By: TERRAFORM POWER OPERATING, LLC,
its Sole Member and Sole Manager

By: TERRAFORM POWER, LLC,
its Sole Member and Sole Manager

By /s/Alejandro Hernandez
Name: Alejandro Hernandez
Title: Executive Vice President and Chief Financial Officer

[TERP - Signature Page to First Supplemental Indenture]

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TRUSTEE:

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By: /s/Richard Prokosch
Name: Richard Prokosh
Title: Vice President

[TERP - Signature Page to First Supplemental Indenture]

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